UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2011

Commission File Number	Exact name of registrant as specified in its charter, Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
333-124154	Stanadyne Holdings, Inc. 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	20-1398860

333-45823	Stanadyne Corporation 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	22-2940378

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement

In order to enhance Stanadyne Corporation’s (“Stanadyne”) liquidity position, on December 16, 2011, Stanadyne and Wells Fargo Capital Finance, LLC (“Wells Fargo”) entered into a Third Amendment to Credit Agreement (the “Third Credit Amendment”) and a Fourth Amendment to EXIM Guarantied Credit Agreement (the “Fourth EXIM Amendment”). The Third Credit Amendment increased the maximum revolver amount from $35 million to $55.8 million by adding a Maximum Guaranteed Revolver Amount (“Guaranteed Amount”) as defined by the Credit Agreement of $20.8 million. The investment funds (and certain of their investors) which are managed by Kohlberg Management IV, L.L.C. that are the primary equity holders of Stanadyne Holdings, Inc. are the guarantors of the Guaranteed Amount. Borrowing under the Guaranteed Amount is limited to $0.5 million increments, with a minimum of $2.5 million. The Third Credit Amendment also established interest rates for the Guaranteed Amount and detailed the order in which payments are applied to outstanding balances under the various credit facilities. Lastly, the Third Credit Amendment changed the expiration of the Credit Agreement to April 30, 2014 from August 13, 2014.

The purpose of the Fourth EXIM Amendment was to incorporate the Guaranteed Advances added by the Third Credit Amendment into the agreement.

All other terms of the credit agreements were materially unchanged from the prior agreements.

In connection with the prior amendments to the credit agreements reported on the Current Report on Form 8-K dated September 26, 2011 and filed September 28, 2011, on December 16, 2011 Stanadyne entered into a new Export-Import Bank of the United States Working Capital Guarantee Program Borrower Agreement (the “New EXIM Agreement”) to reflect the changes in the prior amendments to the credit agreements, including an increase in the “Maximum Revolver Amount” under the EXIM Guarantied Credit Agreement that is guaranteed by the Export-Import Bank from $10 million to $15 million. Except to reflect such changes, the New EXIM Agreement is materially unchanged from the prior agreement, including the expiration date of August 31, 2013.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See disclosure under Item 1.01 of this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Third Amendment to Credit Agreement dated as of December 16, 2011 by and among Wells Fargo Capital Finance, LLC, formerly known as Wells Fargo Foothill, LLC, as the administrative agent for the Lenders, the Lenders, Stanadyne Intermediate Holding Corp., and Stanadyne Corporation.

10.2	Fourth Amendment to EXIM Guarantied Credit Agreement dated as of December 16, 2011 by and among Wells Fargo Capital Finance, LLC, formerly known as Wells Fargo Foothill, LLC, as the administrative agent for the Lenders, the Lenders, Stanadyne Intermediate Holding Corp., and Stanadyne Corporation.

10.3	Export-Import Bank of the United States Working Capital Guarantee Program Borrower Agreement entered into by Stanadyne Corporation as of December 16, 2011.

*	The registrants agree to furnish the Commission with a copy of any agreement related to the credit agreements and amendments referenced in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stanadyne Holdings, Inc. (Registrant)

Date: December 22, 2011	By:	/s/ STEPHEN S. LANGIN
Stephen S. Langin
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stanadyne Corporation (Registrant)

Date: December 22, 2011	By:	/s/ STEPHEN S. LANGIN
Stephen S. Langin
Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	Third Amendment to Credit Agreement dated as of December 16, 2011 by and among Wells Fargo Capital Finance, LLC, formerly known as Wells Fargo Foothill, LLC, as the administrative agent for the Lenders, the Lenders, Stanadyne Intermediate Holding Corp., and Stanadyne Corporation.

10.2	Fourth Amendment to EXIM Guarantied Credit Agreement dated as of December 16, 2011 by and among Wells Fargo Capital Finance, LLC, formerly known as Wells Fargo Foothill, LLC, as the administrative agent for the Lenders, the Lenders, Stanadyne Intermediate Holding Corp., and Stanadyne Corporation.

10.3	Export-Import Bank of the United States Working Capital Guarantee Program Borrower Agreement entered into by Stanadyne Corporation as of December 16, 2011.